UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 25, 2020

ACREAGE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-56021

British Columbia, Canada	98-1463868
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

450 LEXINGTON AVENUE, #3308
NEW YORK, NEW YORK, 10163, UNITED STATES

(Address of principal executive offices, including zip code)

(646) 600-9181

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class E subordinate voting shares	ACRHF	OTC Markets Group Inc.
Class D subordinate voting shares	ACRDF	OTC Markets Group Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On November 25, 2020, In Grown Farms, LLC 2 (“Borrower”), an indirect subsidiary of Acreage Holdings, Inc. (the “Company”) entered into a loan agreement (the “Loan Agreement”) with a cannabis-focused real estate investment trust for a construction financing loan in the amount of $12,332,000 (the “Loan”).

The Loan Agreement provides for an annual interest rate of 16% and a term of 18 months. The Loan will be used to complete the expansion of Borrower’s cultivation and processing facility in Illinois (the “Illinois Property”). The Loan is secured by the Illinois Property.

The foregoing description of the Loan Agreement is not complete and is qualified in its entirety by the full text of the the Loan Agreement attached hereto as Exhibit 10.1.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required to be disclosed in this Item 2.03 is incorporated herein by reference to the information set forth in Item 1.01.

Item 7.01	Regulation FD Disclosure.

On December 2, 2020, the Company issued a press release to announce the Loan Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information set forth in Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information set forth in Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, shall not be incorporated by reference into any filing under the Securities Act or the Exchange Act, regardless of any incorporation by reference language in any such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits. The following Exhibit is furnished as part of this Current Report on Form 8-K.

Exhibit No.	Description of Exhibit
10.1*	Construction Loan and Security Agreement, dated November 25, 2020, by and among In Grown Farms, LLC 2, for the benefit of Pelorus Fund, LLC and the Lender.
99.1	Press release of Acreage Holdings, Inc., dated December 2, 2020, announcing the Construction Loan Agreement.

*       Portions of this exhibit are redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ACREAGE HOLDINGS, INC.

/s/ Glen Leibowitz
Date: December 2, 2020	Glen Leibowitz
Chief Financial Officer